UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 20, 2010

Endologix, Inc.

(Exact name of registrant as specified in charter)

Delaware	000-28440	68-0328265
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 Studebaker, Irvine, CA		92618
(Address of principal executive offices)		(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On April 16, 2010, the Board of Directors of Endologix, Inc. (the “Company”) approved, subject to stockholder approval, an amendment to the Company’s 2006 Stock Incentive Plan (the “Plan”), which amendment was approved by the Company’s stockholders at the 2010 Annual Meeting of Stockholders (the “Annual Meeting”) held on May 20, 2010. The Plan amendment increased the number of shares available under the Plan by 1,700,000 and increased the limits on shares issuable as incentive stock options and shares issued as restricted stock, restricted units or stock awards.

The foregoing description of the amendment to the Plan is qualified by reference to the amended Plan, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 20, 2010, the Company held its Annual Meeting. A total of 48,664,322 shares of the Company’s common stock were entitled to vote as of April 13, 2010, the record date for the Annual Meeting, of which 38,553,296 were present in person or by proxy at the Annual Meeting.

Matters voted upon by the stockholders at the Annual Meeting were: (i) the election of three individuals to serve as Class III directors, each to serve for a term of three years or until his or her successor has been duly elected and qualified, (ii) amendments to the Plan, as more fully described in Item 5.02 above and (ii) the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010.

Set forth below is information concerning each matter submitted to a vote at the Annual Meeting.

Proposal No. 1

The stockholders elected the three nominees listed below as Class III directors for a term of three years expiring upon the 2013 Annual Meeting of Stockholders or until his successor has been duly elected and qualified.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Roderick de Greef	25,437516	933,577	12,182,203
Thomas C. Wilder, III	25,927,538	443,555	12,182,203
Gregory D. Waller	25,087,790	1,283,303	12,182,203

Proposal No. 2

The stockholders approved the amendments to the Plan to increase the number of shares available by 1,700,000 and to increase the limits of the number of shares that may be issued as incentive stock options from 5,814,478 to 7,514,478 and as restricted stock, restricted stock units and stock awards from 500,000 to 750,000.

	Votes For	Votes Against	Abstain	Broker Non-Votes
Amendments to 2006 Stock Incentive Plan	18,843,162	7,298,329	229,602	12,182,303

Proposal No. 3

The stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010.

	Votes For	Votes Against	Abstain	Broker Non-Votes
Ratification of appointment of PricewaterhouseCoopers LLP	38,343,723	200,055	9,518	0

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	2006 Stock Incentive Plan, as amended through May 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDOLOGIX, INC.

May 25, 2010	By:	/s/ Robert J. Krist
Robert J. Krist
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	2006 Stock Incentive Plan, as amended through May 2010.